Exhibit 99.1

Cardinal Infrastructure Group, Inc., Announces Closing of Allied Paving Contractors Acquisition

October 1, 2026

Raleigh, North Carolina – October 1, 2026 – Cardinal Infrastructure Group, Inc., (NASDAQ: CDNL) (“Cardinal” or “the Company”) announced today the closing of its acquisition of Allied Paving Contractors. The acquisition expands Cardinal's self-performing capabilities in the Atlanta market. Allied generated approximately $100 million in revenue on a standalone basis. A portion of that volume will be performed on Cardinal projects and therefore reflected in margin rather than consolidated revenue.

“We’re excited to add Allied’s experienced paving crews to our solutions in Northern Georgia,” said Benji Wood, Chief Operating Officer at Cardinal. “These enhanced capabilities allow us to sequence paving work directly behind our grading and site development teams, shorten project timelines and expand our existing self-perform capabilities to this market. Allied is one of the best in the business and we’re thrilled to bring their customer value proposition to our clients in the Atlanta market.”

John McLean, CEO of Allied, will join the Cardinal leadership team in managing paving operations across Georgia. This acquisition aligns with Cardinal’s strategy of targeting founder-led companies.

About Cardinal

Cardinal Infrastructure Group, Inc., (NASDAQ: CDNL) delivers its suite of comprehensive infrastructure services that support the planning, preparation, installation and development of residential, commercial, industrial and municipal infrastructure projects through wholly owned, market leading subsidiaries. Cardinal’s operations leverage in-house, highly skilled teams and equipment fleets to deliver wet utility installations (water, sewer, and stormwater systems), as well as site clearing, grading, erosion control, drilling and blasting, paving, and other related site services across the Southeast. Cardinal's relationship-based approach is grounded in operational discipline, market expansion, and a commitment to integrity from the ground up.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Company's future performance. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words "may," "could," "plan," "project," "budget," "predict," "pursue," "target," "seek," "objective," "believe," "expect," "anticipate," "intend," "estimate," "will," and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These statements involve risks and uncertainties and Cardinal's actual results could differ materially from the results expressed or implied by such forward-looking statements. The potential risks, uncertainties and other factors that could cause actual results to differ from those expressed by the forward-looking statements in this press release include, but are not limited to, difficulty in sustaining rapid revenue growth, which may place significant demands on Cardinal's administrative, operational and financial resources; fluctuations in Cardinal's revenue and the concentration of Cardinal's business in the Southeastern United States; Cardinal's ability to integrate recent acquisitions and achieve anticipated benefits and synergies; expectations regarding backlog and Cardinal's ability to secure future contracts; expectations regarding demand in the markets that Cardinal serves and in general. Cardinal has based these forward-looking statements largely on its current expectations and projections regarding future events and trends that it believes may affect its business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors described in the section entitled "Risk Factors" in Cardinal's Annual Report on Form 10-K for the year ended December 31, 2025 (the "Annual Report"), and elsewhere in the Annual Report. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Cardinal cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events or circumstances could differ materially from those projected in the forward-looking statements. Although forward-looking statements reflect the good faith beliefs of Cardinal's management at the time they are made, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Cardinal undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law. These cautionary statements qualify all forward-looking statements attributable to Cardinal or persons acting on its behalf.

Company Contact:

Cardinal Infrastructure Group, Inc.

Mike Rowe, CFO

919-268-6386